Exhibit 99.2

RBC Capital Consumer Conference

Forward-Looking Statements The following information contains, or may be deemed to contain, "forward- looking statements" (as defined in the U.S. Private Securities Litigation Reform Act of 1995). By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The forward-looking statements are subject to risks, uncertainties and assumptions, including but not limited to competitive pressures, the overall condition of the national and regional economy, factors affecting the import of products, factors impacting consumer spending and driving habits such as high gas prices, war and terrorism and natural disasters, consumer debt levels and inflation, demand for our products, conditions affecting new store development, weather and regional conditions, risks related compliance with Section 404 of the Sarbanes-Oxley Act and litigation and regulatory matters. The future results of the Company may vary from the results expressed in, or implied by, the following forward-looking statements, probably to a material degree. For discussion of some of the important factors that could cause the Company's results to differ from those expressed in, or implied by, the following forward- looking statements, please refer to our periodic and other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements. Earnings per share and other financial data are presented on a comparable basis.

OPERATIONS OVERVIEW John Saar, Divisional Vice President

Automotive Aftermarket: $115 Billion Dollar Industry (1) Source: AAIA 2005/2006 edition - pg 11. CAGR: Compounded Annual Growth Rate *Does not include labor or tire sales 2002 2003 2004 2005 Est. Do-It-For-Me (DIFM) 69.252 72.324 75.508 79.062 Do-It-Yourself (DIY) 31.908 33.093 34.493 35.856 4.3% CAGR (3 Years) $101.2 $105.4 $110.0 $115.0

Consolidation Provides Rational Competition Remaining players make up larger share of the market Sources: U.S. Census Bureau; AAIA Factbook: 2005/2006 pg 23 Total Auto Parts Stores 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 1997 1997 12% 88% Top 10 Retailers Rest of Industry 2004 25% 75% Top 5 Retailers Rest of Industry 42,519 35,492 2004 Total store count in the industry has decreased dramatically Highly fragmented industry

2000 2001 2002 2003 2004 Miles of Travel 2747 2781 2856 2880 2912 Average Vehicle Age 8.8 8.85 8.9 9.1 9.4 Miles of Travel (Billions) Long-Term Industry Growth Drivers Older vehicles with more mileage = More dollars spent on automotive and maintenance repairs Average Vehicle Age (Years) Source: AAIA Factbook 2004/2005 edition - pgs 35,38

Long-Term Industry Growth Drivers 2000 2001 2002 2003 2004 Registered Vehicles 212.276 216.484 220.942 225.844 232.61 1.08 1.09 1.10 1.11 Source: AAIA Factbook 2005/2006 edition - pgs 34,35 Registered Vehicles per Licensed Driver Continued growth in vehicle population Increasing number of vehicles per licensed driver 1.14

SUVs/Light Trucks SUVs/Light Trucks (% of Light Vehicle Sales) Annual Operating Costs SUVs/Light Trucks Require Higher Repair and Maintenance Dollars Source: AAIA Factbook 2005/2006 edition - pgs 37,39. Costs include Gasoline, Oil, Maintenance, and Tires. 1991 2002 2004 East 0.341 0.506 0.545 Cars SUVs/Light Trucks East 1482 1949

WHO IS CSK AUTO? Founded in 1969 Founded in 1917 Founded in 1947 High Unaided Name Recognition Three Brand Names = One Fully Integrated Operating Format

Dominant Auto Parts Retailer in Western U.S. #1 market position in 22 out of 28 geographic markets based on store count HI 11 MT 10 MN 57 WY 10 UT 43 AZ 116 NV 40 CO 70 NM 28 TX 15 ND 7 SD 4 WI 28 MI 1 Checker Auto Parts AK 11 OR 46 WA 144 ID 31 Schuck's Auto Supply CA 473 Kragen Auto Parts As of July 31, 2005 - 1,145 Stores

Why Customers Shop CSK Auto Convenient Locations

Superior Customer Service Customer service is an integral part of CSK Auto's culture Greet the customer Respond to customer's needs Expedite the customer's transaction Ask the customer if you can be of further assistance Thank the customer

G.R.E.A.T. Rewards Program

Innovative Merchandising Strategy First to market High performance products Successful Garage category

Great Selection. Greater Value. More than you thought, For less than you think!

Broad Availability of Brand Name Products Brakes Starters & Alternators Attractive Parts Mix Accessories Assortment Tools Filters Performance Chemicals

Profitable Commercial Business Represents approximately 18% of total business Leverages existing infrastructure investments Highly successful national account program Increasing market share Commercial Center Customer Direct To

Precision Pricing Strategy Central pricing department sets pricing at individual store level Competitive pricing by individual store 5% price beat guarantee reinforces customer confidence Flexible Pricing Strategy Enhances Margins and Profitability

Integrated Inventory Sourcing System Greatest Number of Available Products for Our Customers Sku counts are approximate In Store 18,000 Skus On-Line Vendor Network 250,000 Skus Priority Parts Depots 65,000 Skus Next Day Parts 1,000,000 Skus Special Order Parts 3,000,000 Skus

Highly Efficient Delivery System AK HI CA OR WA MO ID MN WY UT AZ NV CO NM TX ND SD WI MI Network of 32 strategically located priority parts depots Regional Distribution Centers Main Distribution Centers Priority Parts Depots

Customer Friendly and Efficient Store- Level Systems + Satellite-based, point-of-sale systems Investment in Systems Provides Significant Competitive Advantage = CSK Advantage + Comprehensive electronic parts catalog + On-line commercial signature capture + Kiosk systems for customer parts look-up

Advertising & Marketing Print Motor Sports Baseball

FINANCIAL OVERVIEW Steve Lewis, VP Planning & Analysis, Treasurer

Capital Structure $325 million asset-based senior credit facility (LIBOR + 150 bps) $125 million senior exchangeable unsecured notes (3.375%) $25 million stock repurchased (approx. 1.4 million shares) in July 2005 $225 million of 7% senior subordinated notes due 20141 1 $100 million of the $225 million subject to variable rate in connection with interest rate swap entered into in April 2004 Excellent Liquidity for Profitable Growth

'00 '01 '02 '03 '04 Sales 1452 1439 1506.6 1578 1577.5 Sales Growth ($ in thousands) Comp Sales 2% 1% 7% 6% -1% Total Sales 16% 1%** 5% 5% 0% *FY 2000 had 53 weeks - Week 53 sales were $26 million **Percentage based on 52 weeks in 2000 * 3.1% CAGR (3 Years)

2002 2003 2004 2005E Store count 1109 1114 1134 1166 New and relocated stores 17 25 40 50 Total Store Count Acceleration of New Store Growth New and Relocated Stores

New Store Economics Dynamics of a New Store* ($000) Land and Construction Costs $ 1,468.4 Less Sale of Building $ (1,468.4) Total Land and Construction Costs $ 0 Fixtures and Equipment $ 112.4 Signage $ 18.5 Net Incremental Inventory Cost $ 122.0 Pre-Opening Cost $ 46.2 Total Cash Investment $ 299.1 *Nearly all store locations are leased. Costs shown above are an average of recent sale leaseback transactions. Total cash investment for other types of lease transactions is comparable.

Operating Profit 2002 2003 2004 26 Wks 2005 Op Income 71.624 84.503 96.128 53.2 ($ in millions) % of Sales 4.8% 5.4% 6.1% 6.5%

Targeted Operating Opportunities Comparable Store Sales Growth Approx. 3% Operating Margin +40-60 bps annually Net Income Expansion +15% annually Free Cash Flow +$80-90mm annually Increasing sales base Accelerating new stores growth Better acquisition cost of inventory Leveraging fixed cost structure

Interest Expense '01 '02 '03 '04 Op Profit 62.8 63.5 52.4 33.4 ($ in millions)

EBITDA Growth* '01 '02 '03 '04 EBITDA 110.2 123.9 137.3 142.1 *EBITDA, as adjusted for non-comparable items

'01 '03 '04 '05E Total Net Debt 660.3 489.505 440.765 372 Company Focus on Reducing Net Debt ($ in Millions) 43.6% Overall Reduction

Key Statistics ($ in Millions) *Inventory figures exclude supplies **Net cash provided by operating activities ***Free Cash Flow is Operating Cash Flow minus Capital Expenditures

Strong Corporate Governance Practices Institutional Shareholder Services, Which Ranks Companies' Corporate Governance Practices, Ranks CSK Auto among the top performers in the Russell 3000 Index and CSK's Retailing Industry Group Board of Directors Composed of a Majority of Independent Directors Board Committees Composed Solely of Independent Directors Corporate Governance Guidelines, Policies, and Practices Reflect Best Standards of Corporate Governance See www.cskauto.com , "Investor Relations" for additional information concerning the Company's corporate governance.

Investment Highlights Industry fundamentals very strong Dominant auto parts aftermarket retailer in the Western U.S. 1,142 stores in 19 U.S. States and three Pay N Save stores in Phoenix, Arizona #1 market position in 22 out of 28 geographic markets based on store count All stores are company owned and operated - no franchises Innovative and industry-leading merchandising strategy Financial highlights: $1.6 billion in sales for 2004 $219.5 million net debt reduction since 2001 Generated $75.6 million free cash flow in 2004 Net debt = total debt less cash and cash equivalents

Reconciliation of GAAP Net Income to Adjusted EBITDA

Reconciliation of EBITDA to Cash Flow from Operating Activities and of Net Debt to Total Debt

This presentation is available at our website www.cskauto.com Click "Investors," then "Presentations"